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                                                                  EXHIBIT 10.3.8

                                   GUARANTY



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                                   GUARANTY

                         dated as of December 23, 1997


                                      of


                             JP FOODSERVICE, INC.


                                  in favor of


                       BA LEASING & CAPITAL CORPORATION,
                not individually, but solely in its capacity as
                    Agent for the Lessors from time to time
                 under the Participation Agreement, as Lessors



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                                   GUARANTY
                                   --------


     This GUARANTY (the "Guaranty"), dated as of December 23, 1997, of JP
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Foodservice, Inc., a Delaware corporation (the "Guarantor"), is made in favor of
                                                ---------
the Beneficiaries (identified below) and delivered to BA Leasing & Capital Corporation, not individually, but solely in its capacity as agent ("Agent") for
                                                                     -----
the Lessors ("Lessors") from time to time under the Participation Agreement,
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dated as of April 29, 1994, by and among Rykoff-Sexton, Inc., as lessee

("Initial Lessee"), Tone Brothers, Inc., as sublessee ("Sublessee"), the Agent
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and the Lessors as amended by that certain First Amendment to Participation
Agreement, Second Amendment to Participation Agreement, Third Amendment to Participation Agreement, Waiver, Consent and Fourth Amendment to Participation Agreement and Lease Amendment and Waiver, Consent and Fifth Amendment to Participation Agreement (as so amended, the "Participation Agreement").
                                             -----------------------
Capitalized terms used herein without definition shall have the meanings ascribed to them in Schedule X to the Participation Agreement.

     WHEREAS, on the date hereof, Guarantor is the direct beneficial owner of all the issued and outstanding capital stock of Hudson Acquisition Corp., a Delaware corporation ("Merger Sub");
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     WHEREAS, Initial Lessee has entered into an Agreement and Plan of Merger dated as of June 30, 1997 (as amended, the "Agreement and Plan of Merger") with
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Merger Sub, and the Guarantor, pursuant to which Initial Lessee will merge with and into Merger Sub, with Merger Sub as the surviving entity, which entity in connection with the Merger (the "Merger") will change its corporate name to
                                 ------
Rykoff-Sexton, Inc.;

     WHEREAS, Section 6.1(a)(ii) of the Participation Agreement and Section 21.2 of the Lease prohibit the merger of Initial Lessee with or into any other corporation or entity under certain circumstances;

     WHEREAS, in order to induce Agent and the Lessors to agree to the Merger pursuant to the Agreement and Plan of Merger and the appointment of Merger Sub as a party to the Participation Agreement, Guarantor is willing to execute this Guaranty; and

     WHEREAS, it is in the best interest of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Participation Agreement.


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     NOW, THEREFORE, Guarantor covenants and agrees as follows:

     SECTION 1  Guaranty.  Guarantor, as primary obligor and not as surety,
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hereby unconditionally and irrevocably guarantees to Agent (both individually and in its capacity as Agent), the Lessors and each other Indemnitee and their respective successors and assigns (individually, a "Beneficiary" and,
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collectively, the "Beneficiaries") as their respective interests may appear:
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(a) the due, punctual and full payment by Merger Sub and Sublessee (each,
"Lessee" and collectively, "Lessees") of all amounts (including, without
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limitation, amounts payable as damages in case of default) to be paid by Lessees pursuant to the Lease, the Participation Agreement, and/or any other Operative Agreement to which any Lessee is or is to be a party whether such obligations now exist or arise hereafter, as and when the same shall become due and payable in accordance with the terms thereof; and (b) the due, prompt and faithful performance of, and compliance with, all other obligations, covenants, terms, conditions and undertakings of any Lessee contained in the Participation Agreement, the Lease or any other Operative Agreements to which any of them is or is to be a party in accordance with the terms thereof (such obligations referred to in clauses (a) and (b) above being hereinafter called the
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"Obligations").  Guarantor further agrees to pay any and all costs and expenses
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(including reasonable fees and disbursements of counsel) that may be paid or incurred by any Beneficiary in collecting any Obligations and/or in preserving or enforcing any rights under this Guaranty or under the Obligations.

     The Guaranty is a guaranty of payment, performance and compliance and not of collectability, is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by any Lessee or upon any other event, contingency or circumstance whatsoever, and shall be binding upon and against Guarantor without regard to the validity or enforceability of the Lease, the Participation Agreement or any other Operative Agreement.

     If for any reason whatsoever Lessees shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable or to perform or comply with any such obligation, covenant, term, condition or undertaking, Guarantor will immediately pay or cause to be paid such amounts to the Person or Persons entitled to receive the same (according to their respective interests) under the terms of the Operative Agreements, as appropriate, or perform or comply with any such obligation, covenant, term, condition or undertaking or cause the same to be performed or complied with, together with interest on any amount due and owing from the date the same shall have become due and payable to the date of payment.

     SECTION 2  Guarantor's Obligations Unconditional.  The covenants and
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agreements of Guarantor set forth in this Guaranty shall be primary obligations of Guarantor, and such obligations shall be continuing, absolute and unconditional,

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shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by Guarantor with its obligations hereunder), whether based upon any claim that any Lessee, Guarantor, or any other Person may have against any Beneficiary or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not Guarantor or any Lessee shall have any knowledge or notice thereof) including, without limitation:

     (a) any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Obligations or any Operative Agreement or any of the agreements referred to in any thereof, or any other instrument or agreement applicable to any Operative Agreement or any of the parties to such agreements, or to the Collateral, or any assignment, mortgage or transfer thereof or of any interest therein, or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Obligations; or the failure of any security or the failure of any Beneficiary to perfect or insure any interest in any Collateral; or the release or surrender of possession by any Beneficiary of any Collateral;

     (b) any failure, omission or delay on the part of Lessees or any Beneficiary to conform or comply with any term of any instrument or agreement referred to in clause (a) above;
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     (c)  any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in clause
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          (a) above or any obligation or liability of Lessees or any
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          Beneficiary, or any exercise or non-exercise by any Beneficiary of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;

     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any Lessee, any Beneficiary or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

     (e) any limitation on the liability or obligations of any Person under the Lease or any other Operative Agreement, the Obligations, any collateral security for the Obligations or any other guaranty of the

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          Obligations or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing, or any other agreement, instrument, guaranty or security referred to in clause (a) above or any term of any thereof;
                                  ----------

     (f) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of the Collateral by Lessees or any other Person for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of a lease), whether or not resulting from accident and whether or not without fault on the part of Lessees or any other Person;

     (g) any merger or consolidation of any Lessee or Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of any Lessee or Guarantor to any other Person;

     (h) any change in the ownership of any shares of capital stock of any Lessee, or any corporate change in any Lessee; or

     (i) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against Guarantor.

     The obligations of Guarantor set forth herein constitute the full recourse obligations of Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provision in the Participation Agreement or any other agreements limiting the liability of any Beneficiary or any other Person, or any agreement by Agent to look for payment with respect thereto, solely to the Collateral.

     SECTION 3  Waiver and Agreement.  Guarantor waives any and all notice of
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the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by law: (a) acceptance of this Guaranty and proof of reliance by any Beneficiary hereon; (b) notice of any

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of the matters referred to in Section 2 hereof, or any right to consent or
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assent to any thereof; (c) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including without limitation, any demand, presentment, protest, proof or notice of nonpayment under the Participation Agreement, the Lease or any other Operative Agreement, and notice of default or any failure on the part of any Lessee to perform and comply with any covenant, agreement, term or condition of the Participation Agreement, the Lease or any other Operative Agreement; (d) any right to the enforcement, assertion or exercise against any Lessee of any right, power, privilege or remedy conferred in the Participation Agreement, the Lease or any other Operative Agreement or otherwise; (e) any requirement of diligence on the part of any Person; (f) any requirement of any Beneficiary to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default by any Person under the Participation Agreement, the Lease or any other Operative Agreement; (g) any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in the Participation Agreement, the Lease any other Operative Agreement or the Collateral; (h) any and all benefits under California Civil Code Sections 2809, 2810, 2819, 2822, 2825, 2845, 2846, 2847, 2848, 2849,
2850, 2899 and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726; and (i) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against Guarantor.

     Guarantor agrees that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Lessees is rescinded or must be otherwise restored by any of the Beneficiaries, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

     Guarantor further agrees that, without limiting the generality of this Guaranty, if an Event of Default shall have occurred and be continuing and Agent is prevented by applicable law from exercising its remedies under the Lease, Agent shall be entitled to receive hereunder from Guarantor, upon demand therefor, the sums which would have otherwise been due from Lessees had such remedies been exercised.

     SECTION 4  Waiver of Subrogation.  Guarantor hereby irrevocably waives any
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claim or other rights which it may now or hereafter acquire against any Lessee that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Operative Agreement, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Beneficiaries against any Lessee or any Collateral which Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Lessee, directly or indirectly, in cash

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or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in cash, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Beneficiaries, and shall forthwith be paid to Agent to be credited and applied pursuant to the terms of the Participation Agreement and the Lease. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Participation Agreement and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. Guarantor
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hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of any defense based upon an election of remedies by Agent, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of Guarantor or the right of Guarantor to proceed against any Person for reimbursement or both.

     SECTION 5  Rights of the Beneficiaries.  This Guaranty is made for the
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benefit of, and shall be enforceable by, each Beneficiary as its interest may appear.

     SECTION 6  Term of Guaranty.  This Guaranty and all guaranties, covenants
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and agreements of Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all the Obligations shall be indefeasibly paid in full in cash and all the agreements of Guarantor and each other Lessee hereunder and under the Lease, the Participation Agreement and the other Operative Agreements shall have been duly performed. If, as a result of any bankruptcy, dissolution, reorganization, insolvency, arrangement or liquidation proceedings (or proceedings similar in purpose or effect) or if for any other reason, any payment received by any Beneficiary in respect of the Obligations is rescinded or must be returned by such Beneficiary, this Guaranty shall continue to be effective as if such payment had not been made and, in any event, as provided in the preceding sentence.

     SECTION 7  Notices, Amendments, etc.  All notices, demands, requests,
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consents, approvals and other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in Section
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11.4 of the Participation Agreement.  No provision of this Guaranty may be
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amended, modified, supplemented or waived except as provided in Sections 10.1
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and 10.2 of the Participation Agreement.
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     SECTION 8  Severability of this Guaranty.  In case any provisions of this
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Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and statements and any other application thereof shall not in any way be affected or impaired thereby. To the extent permitted by law, Guarantor hereby waives any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

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     SECTION 9   Further Assurances.  Guarantor hereby agrees to execute and
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deliver all such instruments and take all such action as Agent or any other
Beneficiary may from time to time reasonably request in order to fully effectuate the purposes of this Guaranty.

     SECTION 10  Financial Statements.  Guarantor agrees to provide to each of
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the Lessors and to Agent the financial statements and reports in the form and substance and at such times as required at Sections 6.01(a) through (f) of the Credit Agreement (as that term is defined in the Participation Agreement) as in effect on December 23, 1997, which covenants are incorporated herein by reference as set forth in full (together with the definitions of all terms used in such sections in the Credit Agreement on December 23, 1997); provided, that
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no amendment to waiver or modification of any such section or definition shall be effective for purposes of this Guaranty unless such amendment, waiver or modification has been consented to in writing by each of the Lessors. Notwithstanding the foregoing, Guarantor shall have satisfied the foregoing obligation to provide financial statements and reports if it provides such financial statements and reports in the above-required form and dates to Lessors or Agents in their capacities as Lenders under the Credit Agreement.

     SECTION 11  Miscellaneous.  THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED
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BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA,
WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE. This Guaranty shall be binding upon Guarantor and its successors, transferees and assigns and inure to the benefit of and be enforceable by the respective successors, transferees, and assigns of the Beneficiaries, provided, however, that Guarantor
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may not assign any of its obligations hereunder without the prior written consent of Agent and each Participant. The table of contents and headings in this Guaranty are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original, but all of which together shall constitute one agreement.

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     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the date first above written.


                         JP FOODSERVICE, INC.



                         By:  /s/ Lewis Hay, III
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                         Name Printed:  Lewis Hay, III
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                         Title:  Executive Vice President
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